Exhibit 2.1.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
- ------------------------------x
In re                         :    Chapter 11
                              :
          JWP INC.,           :    Case No.
                              :    93 B 46404 (JHG)
                    Debtor.   :
- ------------------------------x

                 DEBTOR'S MODIFICATION TO THIRD
              AMENDED JOINT PLAN OF REORGANIZATION
              OF THE DEBTOR AND SELLCO CORPORATION

          JWP INC., debtor and debtor in possession, pursuant to
section 1127 of title 11 of the United States Code and Rule 3019 of the Federal Rules of Bankruptcy Procedure, hereby amends the Third Amended Joint Plan of Reorganization of the Debtor and SellCo Corporation, dated August 9, 1994 (the "Plan"), as follows (all capitalized terms used herein and defined in the Plan shall be used herein as so defined):

          a. Schedule 1 to the Plan shall be amended to include Bank of Montreal as a creditor to be unimpaired under the Plan and to include "Guarantee" as the basis for Bank of Montreal's claim.

          b. The footnote in Schedule 1 to the Plan shall be amended by deleting the words "section H of Article IV" and inserting in their place "section H of Article III."

          c. Section A(50) of Article I is amended and restated to read in its entirety as follows: "50. Working Capital Lien means a first lien on the capital stock of Jamaica Water Securities Corp. or the net proceeds from the sale thereof, securing up to $15,000,000 of the obligations of Reorganized JWP or MES under a working capital facility; provided, however, that the application of any such proceeds to repay all or a portion of the balance of such working capital facility shall permanently reduce the availability under such facility by the amount applied."

          d. Notwithstanding anything in the Plan to the contrary (a) classes 2, 3 and 4B shall be treated for all purposes as three separate classes, including, without limitation, for purposes of distributions pursuant to the Plan and voting, and (b) classes 6 through 11 shall not be entitled to receive any distributions pursuant to the Plan unless each of classes 2, 3 and 4B have voted separately to accept the Plan.

          e. Section G of Article III is amended and restated to read in its entirety as follows: "G. Allowance of Claims in Class 2, 3 and 4B. The aggregate allowed claims in class 2 shall be $358,165,112. The aggregate allowed claims in class 3 shall be $167,577,088. Credit Suisse shall have an allowed class 4B claim in the amount of $22,900,000."

          f. Section I of Article IV shall be amended by deleting the words "2, 3 and 6, the holders of" in the third line of the first sentence thereof and inserting in their place the following words: "2, 3, 4B, 6, the holders of other".

          g. Section G of Article VI shall be amended by adding "4B" after the words "classes 2, 3," in the first line of the first sentence thereof.

          h. Section F(1) of Article IV shall be amended by inserting the following sentence after the second sentence thereof: "The Certificate of Incorporation may provide for the change of the corporate name of Reorganized JWP from 'JWP INC.' to a name to be selected by the board of directors of Reorganized JWP."

          i. Section A of Article II shall be amended by deleting subpart (e) of the first sentence thereof and inserting the following in its place: "(e) be guaranteed by MES subject to the repayment in full of any working capital or revolving credit financing obtained by JWP or MES."

          j. Section B of Article II shall be amended by deleting subpart (e) of the first sentence thereof and inserting the following in its place: "(e) be guaranteed by MES subject to the repayment in full of any working capital or revolving credit financing obtained by JWP or MES and the Series A Secured Notes."

Dated:  September 29, 1994
        New York, New York

                              STROOCK & STROOCK & LAVAN
                              Attorneys for JWP INC.,
                              Debtor and Debtor in Possession


                             By:/s/ Lawrence M. Handlesman

                             Lawrence M. Handelsman (LH-6957)

                              Seven Hanover Square
                              New York, New York  10004-2696
                              (212) 806-5400

                                       Exhibit 2.1.2
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
- ------------------------------x
In re                         :    Chapter 11
                              :
        JWP INC.,             :    Case No.
                              :    93 B 46404 (JHG)
                    Debtor.   :
- ------------------------------x



              DEBTOR'S SECOND MODIFICATION TO THIRD
              AMENDED JOINT PLAN OF REORGANIZATION
              OF THE DEBTOR AND SELLCO CORPORATION

          JWP INC., debtor and debtor in possession, pursuant to
section 1127 of title 11 of the United States Code and Rule 3019 of the Federal Rules of Bankruptcy Procedure, hereby amends the Third Amended Joint Plan of Reorganization of the Debtor and SellCo Corporation, dated August 9, 1994, as modified by the Debtor's Modification to Third Amended Joint Plan of Reorganization of the Debtor and SellCo Corporation (the "Plan"), as follows (all capitalized terms used herein and defined in the Plan shall be used herein as so defined):

          k. Section G of Article III is amended and restated to read in its entirety as follows: "G. Allowance of Claims in Class 2, 3 and 4B. The aggregate allowed claims in class 2 shall be $358,165,112. The aggregate allowed claims in class 3 shall be $167,577,088. The allowed claim of Credit Suisse in class 4B shall be $22,900,000. The allowed claim of Bayerische Vereinsbank AG, New York Branch, in class 4B shall be $17,975,907."

          l. Section A(14) of Article I is amended by deleting the words "classes 2, 3 and 4B" in the third line thereof and inserting in their place the following words: "classes 2, 3, 4B and 4C."

          m. Subpart 2 of section A of Article V is amended by inserting the words "and 4C" after the words "class 4B" in the third line of the first sentence thereof.
Dated:  September 30, 1994
        New York, New York

                              STROOCK & STROOCK & LAVAN
                              Attorneys for JWP INC.,
                              Debtor and Debtor in Possession


                              By:/s/ Lawrence M. Handlesman


                                 Lawrence M. Handelsman
(LH-6957)

                              Seven Hanover Square
                              New York, New York  10004-2696
                              (212) 806-5400

                                            Exhibit 2.2
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
- ------------------------------x
In re                         :   Chapter 11
                              :
        JWP INC.,             :   Case No. 93-B-46404 (JHG)
                              :
                    Debtor.   :
- ------------------------------x


ORDER CONFIRMING THIRD AMENDED JOINT
PLAN OF REORGANIZATION OF THE DEBTOR
 AND SELLCO CORPORATION, AS MODIFIED

          JWP INC. ("JWP" or the "Debtor"), debtor and debtor in possession, and SellCo Corporation ("SellCo"), an affiliate of the Debtor, having jointly filed the Third Amended Joint Plan of Reorganization of the Debtor and SellCo Corporation, dated
August 9, 1994 (the "Plan"), in accordance with section 1121 of title 11 of the United States Code (the "Bankruptcy Code") (all capitalized terms not otherwise defined in this Order shall have the respective meanings assigned to them in the Plan); and the Debtor having filed its Third Amended Disclosure Statement with respect to the Plan, dated August 9, 1994 (the "Disclosure Statement"), pursuant to section 1125 of the Bankruptcy Code;
and this Court having approved the adequacy of the information contained in the Disclosure Statement by order dated August 22, 1994 (the "Disclosure Statement Order"); and the Disclosure Statement Order, the Disclosure Statement (with a copy of the Plan annexed thereto), a ballot or a notification of non-voting status, as appropriate, and related materials having been transmitted to all creditors and equity interest holders, as required by the Disclosure Statement Order, with the exception of all known entities that were beneficial holders as of July 21, 1994 of equity interests evidenced by all the Debtor's issued and outstanding Old Preferred Stock and, as of that date, held beneficial interests in such securities (the "Preferred Shareholders"), which entities, pursuant to letters dated September 27 and September 28, 1994, have waived the notice period of thirty days for voting and have consented to shortened notice; and the solicitation of acceptances from holders of claims and equity interests in this chapter 11 case having been made in the manner required by the Disclosure Statement Order, except as to the Preferred Shareholders, as noted above; and objections to confirmation of the Plan (the "Objections") having been filed by (i) the members of the plaintiff class in the consolidated class action captioned In re JWP INC. Securities Litigation, 92 Civ. 5815 (CLB) (S.D.N.Y.), (ii) 35 Fadem Inc.,
(iii) John J. Fitzsimons and Diane Fitzsimons, (iv) Bayerische Vereinsbank, New York Branch, (v) Credit Suisse, and (vi) Edward
W. Jowett, and the Objections having been overruled or withdrawn; and a full evidentiary hearing (the "Confirmation Hearing") to consider confirmation of the Plan, the Objections and other matters relating to confirmation having been held before this Court on September 28 and September 29, 1994, upon such notice as required by the Disclosure Statement Order; and affidavits of service and publication having been filed; and upon the certification of Donlin, Recano & Company, Inc., regarding the tabulation of the ballots in favor of and in opposition to the Plan; and upon the entire record of this chapter 11 case and the record of the aforementioned hearings; and upon all proceedings heretofore had herein; and after due deliberation and sufficient cause appearing therefor, this Court hereby FINDS that:

          A. Findings and Conclusions. Findings of fact shall be construed as conclusions of law and conclusions of law shall be construed as findings of fact when necessary and appropriate.

          B. Plan Compliance with Code (Section 1129(a)(1) of the Bankruptcy Code). The Plan complies with the applicable provisions of chapter 11 of the Bankruptcy Code.

          C.  Proper Classification (Section 1123(a)(1) of the
Bankruptcy Code). The classification of claims and interests under the Plan is consistent with section 1122 of the Bankruptcy
Code.

          D. Specified Treatment of Unimpaired Classes (Section 1123(a)(2) of the Bankruptcy Code). The Plan specifies that Class 1 (Priority Claims), Class 4A (General Unsecured Claims - Convenience Class) and Class 5 (Unimpaired Contingent Claims) are not impaired under the Plan.

          E. Specified Treatment of Impaired Classes (Section 1123(a)(3) of the Bankruptcy Code). The Plan (i) specifies that Class 2 (Old Note Claims), Class 3 (Old Credit Agreement Claims), Class 4B (General Unsecured Claims - Other Borrowed Money Class 4
Claims), Class 4C (General Unsecured Claims - All Other Class 4 Claims), Class 6 (Subordinated Debt Claims), Class 7 (Contingent and Statutory Subordinated Claims), Class 8 (Equity Interests - Old Preferred Stock), Class 9 (Equity Interests - Old Common Stock), Class 10 (Equity Interest Claims - Class Action Plaintiffs) and Class 11 (Equity Interests - Warrants of Participation) are impaired under the Plan and (ii) specifies the treatment of claims and interests in such classes.

          F.  No Discrimination (Section 1123(a)(4) of the
Bankruptcy Code). The Plan provides the same treatment for each claim or interest of each particular class.

          G. Implementation of the Plan (Section 1123(a)(5) of the Bankruptcy Code). The Plan provides adequate means for the Plan's implementation.

     H. Non-Voting Equity Securities (Section 1123(a)(6) of the Bankruptcy Code). The Plan provides for the inclusion in the new certificate of incorporation of Reorganized JWP and the certificates of incorporation of MES and SellCo of provisions prohibiting the issuance of nonvoting equity securities.

          I. Selection of Officers and Directors (Section 1123(a)(7) of the Bankruptcy Code). The Plan provides for the selection of the seven members of the board of directors of Reorganized JWP, and the Debtor has disclosed the names of the individuals proposed to serve as directors and officers of Reorganized JWP after the Effective Date. The Plan provides that the members of the board of directors of MES and SellCo shall be selected by the board of directors of Reorganized JWP, the sole shareholder of such entities. The manner of selection of officers and directors of Reorganized JWP, SellCo and MES is consistent with the interests of the creditors and equity security holders in this chapter 11 case, and with public policy.

          J.  Debtor's Compliance with the Bankruptcy Code
(Section 1129(a)(2) of the Bankruptcy Code).  The Debtor and
SellCo, as proponents of the Plan, have complied with all applicable provisions of the Bankruptcy Code.

          K. Plan Proposed in Good Faith (Section 1129(a)(3) of the Bankruptcy Code). The Plan has been proposed in good faith and not by any means forbidden by law.

          L. Payments of Costs and Expenses (Section 1129(a)(4) of the Bankruptcy Code). Any payment made or promised by the Debtor or SellCo for services or for costs and expenses in or in connection with this chapter 11 case, or in connection with the Plan and incident to this chapter 11 case, has been approved by, or is subject to the approval of, this Court as being reasonable.

          M. Directors and Officers (Section 1129(a)(5) of the Bankruptcy Code). The Debtor and SellCo have disclosed the identity and affiliations of the individuals proposed to serve, after confirmation of the Plan, as directors and officers of the Debtor and of SellCo, and the appointment to, or continuance in, such offices of such individuals is consistent with the interests of creditors of and equity security holders in the Debtor and with public policy. The Debtor and SellCo have disclosed the identity of insiders that will be employed or retained by Reorganized JWP, and the nature of the compensation to be paid to such insiders.

          N.  No Rate Change (Section 1129(a)(6) of the
Bankruptcy Code). No regulatory commission has jurisdiction over the rates of the Debtor. Section 1129(a)(6) of the Bankruptcy Code, therefore, is inapplicable.

          O. Best Interests of Creditors (Section 1129(a)(7) of the Bankruptcy Code). With respect to each impaired class of claims or interests, each holder of a claim or interest of such class has accepted the Plan or will receive or retain under the Plan on account of such claim or interest property of a value, as of the Effective Date, that is not less than the amount that such holder would receive or retain if the Debtor were liquidated under chapter 7 of the Bankruptcy Code on such date.

          P. Plan Acceptance (Section 1129(a)(8) of the Bankruptcy Code). With respect to each impaired class of claims specified in the Plan, ballots accepting the Plan have been timely received from creditors that hold at least two-thirds in dollar amount and more than one-half in number of the allowed claims of such class held by creditors that have accepted or rejected the Plan, and with respect to each class of interests specified in the Plan, ballots accepting the Plan have been timely received (except for the Preferred Shareholders whose ballots are deemed timely received) from holders of such interest that hold at least two-thirds in amount of the allowed interests of such class held by holders of such interests that have accepted or rejected the Plan, except class 11, with respect to which, as found in paragraph V hereof, the Plan satisfies the "cram down" provisions set forth in section 1129(b) of the Bankruptcy Code.

          Q. Plan Treatment of Administrative Expenses and Priority Claims (Section 1129(a)(9) of the Bankruptcy Code).
The treatment under the Plan of claims of the types specified in sections 507(a)(1) through 507(a)(7) of the Bankruptcy Code complies with the provisions of section 1129(a)(9) of the Bankruptcy Code, except to the extent that the holder of a particular claim has agreed to a different treatment (i) each holder of an allowed claim of a kind specified in section 507(a)(1) or 507(a)(2) of the Bankruptcy Code, on the Effective Date, will receive cash equal to the allowed amount of such claim, as specified in section 1129(a)(9)(A) of the Bankruptcy Code, (ii) each holder of an allowed claim of a kind specified in section 507(a)(3), 507(a)(4), 507(a)(5) or 507(a)(6) of the
Bankruptcy Code, on the Effective Date, will receive cash equal to the allowed amount of such claim, as specified in section 1129(a)(9)(B) of the Bankruptcy Code and (iii) each holder of an allowed claim of a governmental unit of a kind specified in section 507(a)(7) of the Bankruptcy Code shall receive, in the sole discretion of the Debtor, either cash on the Effective Date or deferred cash payments, over a period not exceeding six years after the date of assessment of such claim, of a value, as of the Effective Date, equal to the allowed amount of such claim, as specified in section 1129(a)(9)(C) of the Bankruptcy Code.

          R. At Least One Impaired Class Accepted Plan (Section 1129(a)(10) of the Bankruptcy Code). Classes 2, 3, 4B, 4C, 6, 7, 8, 9 and 10, which are impaired under the Plan, have accepted the Plan (without including any acceptance of the Plan by any insider); therefore, at least one impaired class of claims or interests has accepted the Plan, which acceptance has been determined without including any acceptance of the Plan by any insider.

          S.  Feasibility (Section 1129(a)(11) of the Bankruptcy
Code). Confirmation of the Plan is not likely to be followed by the liquidation or the need for further financial reorganization of the Debtor.

          T.  Certain Fees (Section 1129(a)(12) of the
Bankruptcy Code). All fees payable under 28 U.S.C. Section 1930 have been paid or will be paid on or before the Effective Date.

          U. Retiree Benefits (Section 1129(a)(13) of the Bankruptcy Code). The Debtor is not obligated to continue to pay retiree benefits after confirmation of the Plan. Section 1129(a)(13) of the Bankruptcy Code, therefore, is inapplicable.

          V. Plan is Fair and Equitable and Does Not Unfairly Discriminate (Section 1129(b) of the Bankruptcy Code). The Plan does not unfairly discriminate against class 11, because (i) the basis for the differences in distribution of property to class 11 and classes 1, 2, 3, 4A, 4B, 4C, 5, 6, 7 and 8 is rationally based upon the differences in priority of the interests in class 11 and the claims and interests of such other classes and (ii) the basis for the allocation of property under the Plan among classes 9, 10 and 11 is reasonable under the circumstances. The Plan is fair and equitable with respect to class 11, pursuant to section 1129(b)(2)(C) of the Bankruptcy Code, because no holder of an interest that is junior to the interests in class 11 will receive or retain any property under the Plan. Accordingly, the Plan satisfies the requirements set forth in 1129(b) with respect to class 11.

          W.  No Other Plan (Section 1129(c) of the Bankruptcy
Code). The Plan is the only plan of reorganization pending before this Court, or any other court, with respect to the Debtor.

          X.  No Avoidance of Taxes or Application of Securities
Laws (Section 1129(d) of the Bankruptcy Code). The primary purpose of the Plan is not the avoidance of taxes or the avoidance of the requirements of section 5 of the Securities Act of 1933.

          Finding that the Plan is confirmable for all of the foregoing reasons, this Court hereby ORDERS, ADJUDGES AND
DECREES that:

          1. Confirmation. The Plan (a copy of which is annexed hereto as Exhibit 1), as modified to the limited extent set forth in section 2 hereof, is hereby confirmed.

          2. Technical Modifications to Plan. The Plan, as provided in (i) Debtor's Modification to Third Amended Joint Plan of Reorganization of the Debtor and SellCo Corporation, dated September 29, 1994, and (ii) Debtor's Second Modification to Third Amended Joint Plan of Reorganization of the Debtor and

SellCo Corporation, dated September 30, 1994, is hereby deemed modified as follows:

               a. Schedule 1 to the Plan shall be amended to include Bank of Montreal as a creditor to be unimpaired under the Plan and to include "Guarantee" as the basis for Bank of Montreal's claim.

               b. The footnote in Schedule 1 to the Plan shall be amended by deleting the words "section H of Article IV" and inserting in their place "section H of Article III."

               c. Section A(50) of Article I is amended and restated to read in its entirety as follows: "50. Working Capital Lien means a first lien on the capital stock of Jamaica Water Securities Corp. or the net proceeds from the sale thereof, securing up to $15,000,000 of the obligations of Reorganized JWP or MES under a working capital facility; provided, however, that the application of any such proceeds to repay all or a portion of the balance of such working capital facility shall permanently reduce the availability under such facility by the amount applied."

               d. Notwithstanding anything in the Plan to the contrary (a) classes 2, 3 and 4B shall be treated for all purposes as three separate classes, including, without limitation, for purposes of distributions pursuant to the Plan and voting, and (b) classes 6 through 11 shall not be entitled to receive any distributions pursuant to the Plan unless each of classes 2, 3 and 4B have voted separately to accept the Plan.

               e.   Section G of Article III is amended and
 restated to read in its entirety as follows: "G. Allowance of Claims in Class 2, 3 and 4B. The aggregate allowed claims in class 2 shall be $358,165,112. The aggregate allowed claims in class 3 shall be $167,577,088. The allowed claim of Credit Suisse in class 4B shall be $22,900,000. The allowed claim of Bayerische Vereinsbank AG, New York Branch, in class 4B shall be $17,975,907."

               f. Section I of Article IV shall be amended by deleting the words "2, 3 and 6, the holders of" in the third line of the first sentence thereof and inserting in their place the following words: "2, 3, 4B and 6, the holders of other".

               g. Section G of Article VI shall be amended by adding "4B" after the words "classes 2, 3," in the first line of the first sentence thereof.

               h. Section F(1) of Article IV shall be amended by inserting the following sentence after the second sentence thereof: "The Certificate of Incorporation may provide for the change of the corporate name of Reorganized
  JWP from 'JWP INC.' to a name to be selected by the board of directors of Reorganized JWP."

               i. Section A of Article II shall be amended by deleting subpart (e) of the first sentence thereof and inserting the following in its place: "(e) be guaranteed by MES subject to the repayment in full of any working capital or revolving credit financing obtained by JWP or MES."

               j. Section B of Article II shall be amended by deleting subpart (e) of the first sentence thereof and inserting the following in its place: "(e) be guaranteed by MES subject to the repayment in full of any working capital or revolving credit financing obtained by JWP or MES and the Series A Secured Notes."

               k. Section A(14) of Article I is amended by deleting the words "classes 2, 3 and 4B" in the third line of the first sentence thereof and inserting in their place the following words: "classes 2, 3, 4B and 4C."

               l.   Subpart 2 of section A of Article V is
     amended by inserting the words "and 4C" after the words "class 4B" in the third line of the first sentence thereof.
The above modifications do not adversely affect the treatment of the claim of any creditor or the interest of any equity security holder.

          3. Implementation of Plan and Order. The Debtor and Reorganized JWP, and their directors, officers and agents, and all other parties, are hereby authorized to enter into, execute, deliver and/or implement the documents contained in Exhibits A through L and N through R to the Plan, including: the Series A Secured Note Indenture; the Series B Secured Note Indenture; the Series C Note Indenture; the SellCo Subordinated Contingent Payment Note Indenture; the Bylaws of Reorganized JWP; the Certificate of Incorporation of Reorganized JWP; the Certificate of Incorporation of MES; the Certificate of Incorporation of SellCo; the Bylaws of MES; the Bylaws of SellCo; the Claims Reduction Agreement; the JWP Management Incentive Stock Option Plan; the Disbursement Agreement; the New Series X Warrant Agreement; the New Series Y Warrant Agreement; the JWP Supplemental SellCo Note; the New Series Z Warrant Agreement (collectively, the "Plan Exhibit Documents"), and other documents and instruments and any amendments to such Plan Exhibit Documents as therein provided, and to take such other steps and perform such other acts as may be necessary to implement and effectuate the Plan, all other related instruments and documents and this Order, and to satisfy all other conditions precedent to the implementation and effectiveness of the Plan. Prior to the Effective Date, the Debtor with the consent of the statutory creditors' committee appointed in this case on February 25, 1994 (the "Creditors' Committee"), may make technical, conforming, and other changes to the Plan Exhibit Documents to the extent such changes are consistent with the Plan. No further action by the directors or equity security holders of the Debtor or Reorganized JWP shall be required to authorize the consummation of the Plan, the adoption of the new certificate of incorporation or any other action contemplated to be taken by the Debtor or Reorganized JWP pursuant to the Plan or this Order. The record date for purposes of determining holders of the Debtor or Reorganized JWP that are entitled to distributions under the Plan is the date of entry of this Order.

          4.   Transfer of Nondebtor Subsidiaries.  Pursuant to
section 1123(a)(5)(B) of the Bankruptcy Code, the Debtor is hereby authorized to transfer or cause its Nondebtor Subsidiaries to make the transfers necessary to implement the provisions of the Plan, including, but not limited to, transferring or causing its Nondebtor Subsidiaries as appropriate, to transfer (i) the Nondebtor Subsidiaries listed on Schedule 5 to the Plan to SellCo and (ii) all other Nondebtor Subsidiaries to MES (other than the Nondebtor Subsidiaries listed on Schedule 4 to the Plan, DYN Specialty Contracting, Inc. (and its affiliates B&B Contracting & Supply Company, Dynalectric Company, Dynalectric Company of Nevada, Inc., Contra Costa Electric, Inc., and JWP Systems/Kirkwood Electric Company, Inc.) and Sea Cliff, which shall be owned directly by Reorganized JWP). JWP or Reorganized JWP, as the case may be, shall transfer Sea Cliff to Jamaica Water Securities Corp. as soon as practicable after the date of the entry of this Order, if not done prior to such time.

          5.   Board of Directors of Reorganized JWP and SellCo.
(a) Frank T. MacInnis, Bart A. Brown, Jr., David A.B. Brown, Richard F. Hamm, Jr., Malcom T. Hopkins, Stephen N. Wertheimer and Todd Cunningham are hereby approved as members of the board of directors of Reorganized JWP. Such directors shall remain in office until their successors are duly elected and qualified, or until their earlier resignation, removal or death, subject to the terms of Reorganized JWP's new certificate of incorporation and by-laws, and the corporate law of the State of Delaware.

          (b) Frank T. MacInnis is hereby approved as the sole member of the board of directors of SellCo. Mr. MacInnis shall remain in office until his successor is duly elected and qualified, or until his earlier resignation, removal or death, subject to the terms of SellCo's certificate of incorporation and by-laws, and the corporate law of the State of Delaware.

          6. Binding Plan and Order. The provisions of the Plan and this Order shall be binding upon the Debtor, Reorganized
JWP, SellCo and any holder of a claim against or interest in the Debtor, including holders of secured claims, administrative expense claims and priority claims, and any other party in interest in this chapter 11 case, and their respective successors and assigns, whether or not the claim or interest of such creditor or equity security holder or obligation of any party in interest is impaired under the Plan, whether or not such creditor, equity security holder or party in interest has accepted the Plan and whether or not such creditor, equity security holder or other party in interest has filed a proof of claim.
          7. Discharge. Other than with respect to the claims in class 5, entry of this Order acts as a discharge of all debts of, claims against, liens on, and interests in each of JWP, its assets, or properties, which debts, claims, liens, and interests arose at any time before the entry of this Order. Other than with respect to the claims in class 5, the discharge of JWP shall be effective as to each claim, regardless of whether a proof of claim therefor was filed, whether the claim is an allowed claim, or whether the holder thereof votes to accept the Plan. On the date that this Court enters this Order, as to every discharged claim and equity interest, any holder of such claim or equity interest shall be precluded from asserting against JWP or Reorganized JWP, or their assets or properties, or any successors of JWP or Reorganized JWP, or their assets or properties, any other or further claim or equity interest based upon any document, instrument, act, omission, transaction, or other activity of any kind or nature that occurred before the date that the Court enters this Order. If the Plan does not become effective, this discharge may be vacated.

          8. No Discharge of Insurance Coverage. The Plan shall not discharge any insurance carrier of the Debtor with respect to any claim asserted against the Debtor, officers and directors of the Debtor or any party that otherwise would be covered by such insurance.

     9. Injunction. In accordance with section 524 of the Bankruptcy Code, the discharge provided by section 7 hereof, section A of Article VI of the Plan and section 1141(d) of the Bankruptcy Code, inter alia, acts as an injunction against the commencement or continuation of any action, employment of process, or act to collect, offset, or recover the claims or equity interests so discharged. As of the Effective Date, except to the extent otherwise expressly provided in the Plan, all entities, as defined in the Bankruptcy Code, including, but not limited to the Debtor, its creditors, employees, shareholders, and their respective representatives, successors or assigns shall be permanently restrained and enjoined on and after the date hereof (i) from commencing or continuing, in any manner, any action or other proceeding of any kind with respect to any claim or interest against the Debtor or Reorganized JWP, or their property, (ii) from creating, perfecting or enforcing any encumbrance of any kind against the Debtor or Reorganized JWP, or their property, (iii) from asserting any setoff, right of subrogation or recoupment of any kind against any obligation due to the Debtor, and (iv) from performing any act, in any manner, in any place whatsoever, that does not conform to or comply with the provisions of the Plan.

     10. Releases. As of the Effective Date, JWP, and each creditor of or interest holder in JWP, Reorganized JWP, and/or any Nondebtor Subsidiary, hereby waive, release and discharge the Seaboard Surety Company, each of the holders of claims in classes 2, 3, 4 and 6 (except as set forth below in this paragraph 10), and all officers, directors, employees, or agents (including professionals retained by such holder) of such holder, from any and all claims arising prior to the Effective Date that could be brought by, through, or on behalf of JWP or its estate;
provided,
however, that claims that are waived, released, or discharged shall not include (i) claims of the Debtor, Reorganized JWP or any Nondebtor Subsidiary arising out of continuing obligations owing to such entities by the holder of a claim in class 4A or class 4C, or the officers, directors, employees, or agents (including professionals retained by such holder) of such holder, if any, (ii) claims of any Nondebtor Subsidiary for services rendered or goods sold to the holder of a claim in class 2, 3, 4 or 6, or the officers, directors, employees, or agents (including professionals retained by such holder) of such holder, if any (iii) rights of the Debtor, Reorganized JWP or any Nondebtor Subsidiary to assert defenses, to counterclaim, to crossclaim, to setoff, to recoup, or to seek indemnification, contribution or subrogation or (iv) defenses of a Nondebtor Subsidiary to any claim asserted by the Seaboard Surety Company (or other bonding company) solely in respect of such Nondebtor Subsidiary's liabilities or obligations on a bond; and provided, further, that nothing contained in this paragraph shall affect the releases to Seaboard Surety Company provided for in the agreement attached to the Plan as Exhibit K. Such waiver, release, and discharge shall also act as an injunction against any person or entity commencing or continuing any action, employment of process, or act to collect, offset, or recover any such waived, released, and discharged claim. In accordance with section 1123(b)(3) of the Bankruptcy Code, all other claims, rights, and causes of action held by JWP shall be retained by Reorganized JWP.

          11. Vesting of Property. On the Effective Date, pursuant to section 1141(b) and (c) of the Bankruptcy Code, the estate of JWP shall revest in Reorganized JWP. After the Effective Date, Reorganized JWP may operate its businesses, and may use, acquire, and dispose of property free of any restrictions of the Bankruptcy Code or the Bankruptcy Rules. As of the Effective Date, the estate of JWP shall be free and clear of all claims, security interests, liens, and equity interests, except as specifically provided in the Plan or this Order.

          12. Objections to Claims. All objections to claims against the Debtor shall be filed and served upon the applicable claimant by 120 days after the Effective Date or 120 days after a claim is filed, whichever is later. After the date of the entry of this Order, only JWP or Reorganized JWP shall have the authority to file, settle, compromise, withdraw, or litigate to judgment objections to claims. After the date of the entry of this Order, JWP or Reorganized JWP may settle or compromise any disputed claim in accordance with Rule 9019 of the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules").

          13. Disallowance of Certain Co-Debtor Claims. Any claim for reimbursement, indemnification, contribution or subrogation of an entity that is liable with the Debtor on, or that has secured, the claim of a creditor not heretofore disallowed by order of the Bankruptcy Court, shall be disallowed to the extent that (a) such creditor's claim against the Debtor is disallowed, (b) such claim for reimbursement, indemnification, contribution or subrogation is contingent as of the date of the entry of this Order, or (c) such entity asserts a right of subrogation to the rights of such creditor under section 509 of the Bankruptcy Code, except as otherwise specifically provided herein.

    14. Executory Contracts and Unexpired Leases - Assumed if not Rejected. As of the Effective Date, all executory contracts and unexpired leases that exist between JWP and any person are specifically assumed, except for any executory contracts or unexpired leases that have been rejected by the Debtor or that are the subject of a motion to reject that has been filed on or before the date of the entry of this Order. The entry of this Order shall constitute approval of such assumptions pursuant to section 365(a) of the Bankruptcy Code.

          15. Bar to Rejection Damages. Claims created by the rejection of executory contracts or unexpired leases must be filed with this Court no later than twenty (20) days after the entry of an order authorizing such rejection. Any claims not filed within such time will be forever barred from assertion against JWP or Reorganized JWP.

          16.  Cancellation of Existing Securities and
Agreements. On the Effective Date (i) the Old Notes, (ii) the Old Note Agreement, (iii) the Old Credit Agreement, (iv) the pledge agreements, if any, executed prior to the Petition Date in respect of the stock of any of the Nondebtor Subsidiaries listed on Schedule 4 to the Plan, (v) the pledge agreements, if any, executed prior to the Petition Date in respect of any portion of the Series B Substitute Collateral, (vi) the subordinated notes and debentures governed by the agreements identified in class 6 of the Plan, (vii) all agreements or instruments evidencing claims in classes 2, 3, 4, and 5 of the Plan, (viii) the Old Common Stock, (ix) except as otherwise provided in the Plan, any options, warrants, or rights, contractual or otherwise, to acquire such shares of Old Common Stock (including, but not limited to, the incentive stock options, no-qualified stock options, and stock appreciation rights to acquire 1,125,000 shares of Old Common Stock pursuant to the 1986 Incentive Stock Option Plan and the options for key personnel to acquire 2,500,000 and 1,000,000 shares of Old Common Stock, respectively, pursuant to the 1991 and 1992 Stock Option Plans of
JWP), (x) any
interest represented by the 1,152,649 warrants of participation issued to the holders of Old Common Stock in 1969, which may entitle such holders to receive shares of Old Common Stock on certain events with respect to the Jamaica Water Supply Company,
(xi) all shares of preferred stock of JWP issued or authorized on or prior to the Petition Date and (x) the Intercreditor Agreement shall be canceled.

          17. JWP Liabilities. Notwithstanding any provisions of the Plan or this Order to the contrary, Reorganized JWP shall remain liable with respect to the following: (i) the claims of creditors listed in Schedule 1 to the Plan; (ii) obligations arising after the entry of this Order pursuant to contracts, leases and other agreements assumed by JWP under the Plan; (iii) liabilities based upon the indemnification of Mr. Edward F. Kosnik in respect of any claim (whether contingent or fixed, asserted or unasserted, or liquidated or unliquidated) against Mr. Kosnik by reason of his signing certain management representation letters regarding JWP to (a) Ernst & Young with respect to the 1990, 1991 and 1992 financial years and (b) Deloitte & Touche with respect to the 1993 financial year, to the extent and as provided in the Order Authorizing JWP to Provide Former Chief Executive Officer with Indemnification for Acts to be Taken on Behalf of Debtor, entered by this Court on or about July 14, 1994; and (iv) liabilities against JWP arising under the General Agreement of Indemnity executed by and between the Debtor and Seaboard Surety Company as of February 18, 1994, to the extent and as provided in the Final Order Under 11 U.S.C.
Section 364(c)(1) and Bankruptcy Rule 4001(c) Authorizing Debtor to Execute, Deliver and Perform General Agreement of Indemnity in Favor of Seaboard Surety Company, entered by this Court on or about March 4, 1994, which liabilities shall be paid by JWP or Reorganized JWP, as the case may be, in the ordinary course of business and without further approval by this Court.

          18. Professionals' Fees. Professionals' fees and expenses incurred after the date of the entry of this Order shall be paid by JWP or Reorganized JWP, as the case may be, in the ordinary course of business and without further approval by this Court. This Court, however, shall retain jurisdiction to hear and settle disputes arising in connection with the assertion of claims for such professionals' fees and expenses.

          19. Satisfaction of Obligations Under Share Issuance Agreement. The obligations of JWP under the Share Issuance Agreement, dated August 6, 1993, by and between JWP and ENTEX Information Services, Inc., shall be deemed fulfilled by Reorganized JWP by its performance in accordance with the terms of the Plan.

          20. Approvals and Consents. (a) Pursuant to the Plan, and in accordance with section 1123(a)(5)(I) of the Bankruptcy
Code, the Debtor is authorized hereby to take such corporate action as may be necessary and appropriate to implement and effectuate the consummation of the Plan and this Order. This Order shall constitute all approvals and consents, if any, required by the General Corporation Law of the State of Delaware with respect to the implementation and consummation of the Plan.


          (b)  On the Effective Date, the issuance of
securities, the election or appointment, as the case may be, of directors and officers, and the other matters provided the Plan involving the corporate structure of JWP or Reorganized JWP, or corporate action by JWP or Reorganized JWP, shall be deemed to have occurred and shall be in effect from and after the Effective Date pursuant to section 303 of the Delaware General Corporation Law without any requirement of further action by the stockholders or directors of JWP or Reorganized JWP.

          21. Retention of Jurisdiction. Up to and following the date that a final decree closing this chapter 11 case has been entered, this Court shall have exclusive jurisdiction of all matters arising out of, and related to, this chapter 11 case and the Plan, pursuant to, and for the purposes of, sections 105(a) and 1142 of the Bankruptcy Code, and for, among other things, the following purposes:

               a. To hear and determine pending applications for the assumption or rejection of executory contracts or unexpired leases, if any are pending, and the allowance of claims resulting therefrom;

               b. To hear and determine any and all pending adversary proceedings, applications, and contested matters;


               c. To ensure that distributions, if any, to holders of allowed claims are accomplished as provided herein;

               d. To resolve disputes as to the ownership of a claim or equity interest;

               e. To hear and determine any timely objections to claims for administrative expenses or to proofs of claims and proofs of equity interest filed, both before and after the date that this Court enters this Order, including any objections to the classification of any claim or equity interest, and to allow or disallow any disputed claim for administrative expenses, disputed claim, or disputed equity interest, in whole or in part;

               f. To enter and implement such orders as may be appropriate in the event that this Order is for any reason stayed, revoked, modified or vacated;

               g. To issue such orders in aid of execution of the Plan, to the extent authorized by section 1142 of the Bankruptcy Code;

        h. To consider any modifications of the Plan, to cure any defect or omission, or reconcile any inconsistency in any order of this Court, including, without limitation, this Order;

               i. To hear and determine controversies, suits, actions and disputes affecting the assets of the Debtor;

               j. To resolve disputes concerning nondebtor releases and injunctions contained in the Plan or in this Order;

               k. To hear and determine all applications for compensation and reimbursement of expenses of professionals under sections 330, 331, and 503(b) of the Bankruptcy Code;

               l. To hear and determine disputes arising in connection with the interpretation, implementation, or enforcement of the Plan;

               m. To hear and determine matters concerning local, state and federal taxes in accordance with sections 346, 505 and 1146 of the Bankruptcy Code;

               n. To hear any other matter not inconsistent with the Bankruptcy Code; and

               o.   To enter a final decree closing this
     chapter 11 case.

          22.  Exemption from Securities Laws.  Pursuant to
section 1145 of the Bankruptcy Code and the provisions of the Securities Act of 1933, as amended (and the regulations pertaining thereto), regarding the issuance, distribution, offer, sale or registration of securities pursuant to the Plan, JWP and Reorganized JWP and their respective agents are exempt from the registration requirements of the Securities Act of 1933 with respect to the issuance of debt and equity securities pursuant to the Plan.

          23. Exculpation. Reorganized JWP, the holders of claims in classes 2, 3, 4 and 6, the Creditors' Committee, the official committee of junior creditors and interest holders (the "Junior Committee"), the Seaboard Surety Company, and their respective members, officers, directors, employees, or agents (including any professionals retained by such persons) shall have no liability to any holder of a claim or equity interest for any act or omission in connection with, or arising out of, the pursuit of approval of the Disclosure Statement with respect to the Plan or the solicitation of votes for or confirmation of the Plan, the consummation of the Plan, or the administration of the Plan or the property to be distributed under the Plan, except for willful misconduct or gross negligence, and in all respects, shall be entitled to rely upon the advice of counsel with respect to their duties and responsibilities under the Plan.

          24. Dissolution of Creditors' Committee. Except as otherwise ordered by this Court, sixty (60) days after the Effective Date, the Creditors' Committee shall be dissolved and the members of such committee shall thereupon be released and discharged of and from all further authority, duties, responsibilities and obligations related to, arising from and in connection with this chapter 11 case.

          25. Dissolution of Junior Committee. Except as otherwise ordered by this Court, as of the Effective Date, the Junior Committee shall be dissolved and the members of such committee shall thereupon be released and discharged of and from all further authority, duties, responsibilities and obligations related to, arising from and in connection with this chapter 11 case.

          26. Condition to Distribution of Property. As a condition to receiving any distribution of property under the Plan, the holders of claims in classes 2, 3, 8, 9 and 11 shall be required to surrender the securities that form the basis of their claims to Reorganized JWP or its designee.

          27. Distribution to Classes 9, 10 and 11. The Debtor is hereby authorized to make the distributions specified in the Plan to classes 9, 10 and 11, notwithstanding the rejection of the Plan by class 11, as provided in section D of Article III of the Plan.

          28.  Exemption From Transfer Taxes.  Pursuant to
section 1146(c) of the Bankruptcy Code, the issuance, transfer, or exchange of notes or equity securities under the Plan, the creation of any mortgage, deed of trust, or other security interest, the making or assignment of any lease or sublease, or the making or delivery of any deed or other instrument of transfer under, in furtherance of, or in connection with the Plan, including any deeds, bills of sale, or assignments executed in connection with any of the transactions contemplated under the Plan shall not be subject to any stamp, real estate transfer, mortgage recording, or other similar tax.

          29. Notice of Confirmation Order. The Debtor's publication of notice of entry of this Order, in substantially the form annexed hereto as Exhibit 2, printed in a typeface no smaller than eight point, once in The New York Times and The Wall
Street Journal, national editions, and mailing same to all parties in interest appearing at the Confirmation Hearing and all parties who have filed notices of appearance pursuant to Bankruptcy Rule 2002 in this chapter 11 case, shall be deemed good and sufficient notice of the entry of this Order.
Dated:  New York, New York
        September   , 1994



                              ______________________________
                              UNITED STATES BANKRUPTCY JUDGE

                                   Exhibit 99.1

JWP INC. and Subsidiaries
Condensed Consolidated Balance Sheet (unaudited)
(In Thousands)

                                       August 31, 1994



ASSETS
Current Assets
  Cash and cash equivalents . . . . . . . . . .      $    34,060
  Accounts receivable, net. . . . . . . . . . .          454,639
   Costs and estimated earnings in excess of
   billings on uncompleted contracts . . . . .            74,235
  Inventories . . . . . . . . . . . . . . . . .            7,781
    Prepaid expenses and other. . . . . . . . . .         10,563
    Net assets held for sale. . . . . . . . . . .         76,446
Total Current Assets. . . . . . . . . . . . . . .        657,724
Investments, notes and other long-term receivables        16,937
Property, plant and equipment, net. . . . . . . .         36,484
Other Assets
Excess of cost of acquired businesses over net assets,
less amortization                                         57,948
    Miscellaneous . . . . . . . . . . . . . . . .         56,249
                                                         114,197
Total Assets. . . . . . . . . . . . . . . . . . .     $  825,342

LIABILITIES AND SHAREHOLDERS' (DEFICIT)
Current Liabilities
    Notes payable by foreign subsidiaries . . . .      $  6,174
    Debtor-in-possession note payable . . . . . .        25,000
    Current maturities of long-term debt and capital
 lease obligations                                        2,438
    Accounts payable. . . . . . . . . . . . . . .       199,040
    Billings in excess of costs and estimated earnings
 on uncompleted contracts                               123,408
    Accrued payroll and benefits. . . . . . . . .        37,161
    Other accrued expenses and liabilities. . . .        86,661
Total Current Liabilities . . . . . . . . . . . .       479,882
Long Term Debt. . . . . . . . . . . . . . . . . .         2,357
Other long-term obligations . . . . . . . . . . .        32,868
Pre-consent date bankruptcy claims subject to
 compromise                                             622,859
Shareholders' (Deficit)
    Preferred Stock, $1 par value, 25,000,000 shares
  authorized, 425,000 shares
    of Series A issued and outstanding. . . . .          21,250
    Common Stock, $.10 par value, 75,000,000 shares
 authorized, 40,715,541
 shares outstanding, excluding 727,389 treasury shares    4,072
    Warrants of Participation . . . . . . . . . .           576
    Capital surplus . . . . . . . . . . . . . . .       204,247
    Cumulative translation adjustments. . . . . .        (6,373)
    (Deficit) . . . . . . . . . . . . . . . . . .      (536,396)
Total Shareholders' (Deficit) . . . . . . . . . .      (312,624)
Total Liabilities and Shareholders' (Deficit) . .    $  825,342



JWP INC. &Subsidiaries
JWP INC. Pre-Consent Date
Bankruptcy Claims
Subject To Compromise
(unaudited) As Of August
31, 1994 (In Thousands)


Senior notes payable under various indentures       $ 328,572
Senior notes payable under revolving credit facility  155,795
Subordinated notes. . . . . . . . . . . . . . . .       9,600
Convertible subordinated debentures . . . . . . .       7,040
Accrued interest. . . . . . . . . . . . . . . . .      43,315
Intercompany balance due to JWP Information
 Services, Inc.                                        24,933
Foreign debt guarantees . . . . . . . . . . . . .       6,037
Stock price guarantees. . . . . . . . . . . . . .       5,118
Preferred dividends in arrears. . . . . . . . . .       2,257
Unexpired leases. . . . . . . . . . . . . . . . .       1,718
Directors' retirement benefits. . . . . . . . . .         975
Insurance reserves. . . . . . . . . . . . . . . .      36,400
Other impaired claims . . . . . . . . . . . . . .       1,099

Total pre-consent date bankruptcy claims subject
  to compromise                                     $ 622,859